                                                                     Exhibit 4.2

--------------------------------------------------------------------------------
                       ALLIANCE BENEFIT GROUP OF ILLINOIS
                           NONSTANDARDIZED 401(K) PLAN
--------------------------------------------------------------------------------

By executing this 401(k) plan Adoption Agreement (the "Agreement") under the Alliance Benefit Group of Illinois Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #01 (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

1.        Employer Information

          a.   Name and address of Employer executing the Signature Page of this
               Agreement: United Fire & Casualty Company 118 Second Avenue SE Cedar Rapids, Iowa 52407

          b.   Employer Identification Number (EIN) for the Employer: 42-0644327

          c.   Business entity of Employer (optional):

               [X]   (1)   C-Corporation                   [ ]   (2)   S-Corporation
               [ ]   (3)   Limited Liability Corporation   [ ]   (4)   Sole Proprietorship
               [ ]   (5)   Partnership                     [ ]   (6)   Limited Liability Partnership
               [ ]   (7)   Government                      [ ]   (8)   Other
                                                                             ------------

          d.   Last day of Employer's taxable year (optional): December 31

          e. Does the Employer have any Related Employers (as defined in Section 22.164 of the BPD)?

               [X]   (1)   Yes                             [ ]   (2)   No

          f.   If e. is yes, list the Related Employers (optional):

               Lafayette Insurance Company; United Life Insurance

               American Indemnity Company

               [Note: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code
               (S)410(b). See Section 1.3 of the BPD.]

2.        Plan Information

          a.   Name of Plan: United-Lafayette 401(k) Profit Sharing Plan

          b. Plan number (as identified on the Form 5500 series filing for the Plan): 004

          c.   Trust identification number (optional): 94-3149038

          d. Plan Year: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

               [X]   (1)   The calendar year.
               [ ]   (2)   The 12-consecutive month period ending          .
                                                                  ---------
               [ ]   (3)   The Plan has a Short Plan Year beginning          and
                                                                    --------
                           ending            .
                                  -----------

3.        Types of Contributions

          The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

          [X]  a.    Section 401(k) Deferrals (see Part 4A).

          [ ]  b.    Employer Matching Contributions (see Part 4B).

          [X]  c.    Employer Nonelective Contributions (see Part 4C).

          [ ]  d.    Employee After-Tax Contributions (see Part 4D).

          [ ]  e.    Safe Harbor Matching Contributions (see Part 4E, #27).

          [ ]  f.    Safe Harbor Nonelective Contributions (see Part 4E, #28).

          [ ]  g.    None. This Plan is a frozen Plan effective
                                                                --------------
                     (see Section 2.1(d) of the BPD).

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                         Part 1 - Eligibility Conditions
--------------------------------------------------------------------------------

                           (See Article 1 of the BPD)

4. Excluded Employees. [Check a. or any combination of b. - f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)        (2)          (3)
               (S)401(k)   Employer    Employer
               Deferrals     Match    Nonelective
               ---------   --------   -----------
          a.      [X]         [ ]         [X]       No excluded categories of Employees.

          b.      [ ]         [ ]         [ ]       Union Employees (see Section 22.202 of the BPD).

          c.      [ ]         [ ]         [ ]       Nonresident Alien Employees (see Section 22.124 of the BPD).

          d.      [ ]         [ ]         [ ]       Leased Employees (see Section 1.2(b) of the BPD).

          e.      [ ]         [ ]         [ ]       Highly Compensated Employees (see Section 22.99 of the BPD).

          f.      [ ]         [ ]         [ ]       (Describe Excluded Employees):
                                                                                   -----------------------------

5. Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b. and/or any one of c. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

                  (1)        (2)          (3)
               (S)401(k)   Employer    Employer
               Deferrals     Match    Nonelective
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       None (conditions are met on Employment Commencement Date).

          b.      [X]         [ ]         [X]       Age 21 (cannot exceed age 21).

          c.      [ ]         [ ]         [ ]       One Year of Service.

          d.      [ ]         [ ]         [ ]            consecutive months (not more than 12) during which the
                                                    ----
                                                    Employee completes at least        Hours of Service (cannot
                                                                                ------
                                                    exceed 1,000). If an Employee does not satisfy this
                                                    requirement in the first designated period of months
                                                    following his/her Employment Commencement Date, such
                                                    Employee will be deemed to satisfy this condition upon
                                                    completing a Year of Service (as defined in Section 1.4(b)
                                                    of the BPD).

          e.     N/A          [ ]         [ ]       Two Years of Service. [Full and immediate vesting must be
                                                    selected under Part 6 of this Agreement.]

          f.     [X]          [ ]         [X]       (Describe eligibility conditions): One (1) Hour of Service

                                                    [Note: Any conditions provided under f. must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of (S)1.401(a)(4) of the regulations, and may not cause the Plan to violate the
                                                    provisions of Code (S)410(a).]

[ ] 6. Dual eligibility. Any Employee (other than an Excluded Employee) who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note: If this #6 is checked, also check a. or
          b. If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

          [ ]   a.   The Effective Date of this Plan.

          [ ]   b.   (Identify date)
                                     -------------------------------------------

          [Note: Any date specified under b. may not cause the Plan to violate the provisions of Code (S)410(a). See Section 1.4 of the BPD.]

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                     Part 2 - Commencement of Participation
--------------------------------------------------------------------------------

                          (See Section 1.5 of the BPD)

7. Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above. [Check one of a. -
          e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)        (2)          (3)
               (S)401(k)   Employer    Employer
               Deferrals     Match    Nonelective
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       The next following Entry Date (as defined in #8 below).

          b.      [ ]         [ ]         [ ]       The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.

          c.      N/A         [ ]         [ ]       The nearest Entry Date (as defined in #8 below).

          d.      N/A         [ ]         [ ]       The preceding Entry Date (as defined in #8 below).

          e.      [X]         [ ]         [X]       The date the age and service conditions are satisfied. [Also check
                                                    #8.e. below for the same type of contribution(s) checked here.]

8. Definition of Entry Date. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a.
          - e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)        (2)          (3)
               (S)401(k)   Employer    Employer
               Deferrals     Match    Nonelective
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       The first day of the Plan Year and the first day of 7th month of the Plan
                                                    Year.

          b.      [ ]         [ ]         [ ]       The first day of each quarter of the Plan Year.

          c.      [ ]         [ ]         [ ]       The first day of each month of the Plan Year.

          d.      [ ]         [ ]         [ ]       The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in Section
                                                    1.5(b) of the BPD.]

          e.      [X]         [ ]         [X]       The date the conditions in Part 1, #5. above are satisfied. [This e. should be checked for a particular type of contribution only if #7.e. above is also checked for that type of contribution.]

          f.      [ ]         [ ]         [ ]       (Describe Entry Date)
                                                                          --------------------------------------------

                                                    [Note: Any Entry Date designated in f. must comply with the requirements of Code (S)410(a)(4) and must satisfy the
                                                    nondiscrimination requirements under (S)1.401(a)(4) of the regulations.
                                                    See Section 1.5(a) of the BPD.]

--------------------------------------------------------------------------------
                        Part 3 - Compensation Definitions
--------------------------------------------------------------------------------

                   (See Sections 22.102 and 22.197 of the BPD)

9.        Definition of Total Compensation:

          [ ]   a.   W-2 Wages.

          [ ]   b.   Withholding Wages.

          [X]   c.   Code (S)415 Safe Harbor Compensation.

          [Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the BPD, for pre-tax contributions to a cafeteria plan or a Code (S)457 plan, and for qualified transportation fringes under Code (S)132(f)(4). See Section
          22.197 of the BPD.]

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(C) Copyright 2001 Alliance Benefit Group of Illinois

10. Definition of Included Compensation for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through j. for that type of contribution. See Section 22.102 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)         (2)        (3)
               (S)401(k)   Employer    Employer
               Deferrals    Match     Nonelective
               ---------   --------   -----------
          a.      [X]         [ ]         [X]       Total Compensation, as defined in #9 above.

          b.      [ ]         [ ]         [ ]       Total Compensation, as defined in #9 above, with the following exclusions:

          c.      N/A         [ ]         [ ]       Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code
                                                    (S)457 plan, and qualified transportation fringes under Code (S)132(f)(4)
                                                    are excluded. See Section 22.102 of the BPD.

          d.      [ ]         [ ]         [ ]       Fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.

          e.      [ ]         [ ]         [ ]       Compensation above $           is excluded.
                                                                        ----------

          f.      [ ]         [ ]         [ ]       Bonuses are excluded.

          g.      [ ]         [ ]         [ ]       Commissions are excluded.

          h.      [ ]         [ ]         [ ]       Overtime is excluded.

          i.      [ ]         [ ]         [ ]       Amounts paid for services performed for a Related Employer that does not execute the Co-Sponsor Adoption Page under this
                                                    Agreement are excluded.

          j.      [ ]         [ ]         [ ]       (Describe modifications to Included Compensation):
                                                                                                       ------------

          [Note: Unless otherwise provided under j., any exclusions selected under f. through j. above do not apply to Nonhighly Compensated Employees in determining allocations under the Permitted Disparity Method under Part 4C, #21.b. of this Agreement or for purposes of applying the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]

[ ] 11.   Special rules.

          [ ]   a.   Highly Compensated Employees only. For all purposes under
                     the Plan, the modifications to Included Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

          [ ]   b.   Measurement period (see the operating rules under Section
                     2.2(c)(3) of the BPD). Instead of the Plan Year, Included
                     Compensation is determined on the basis of the period elected under (1) or (2) below.

                     [ ]   (1)   The calendar year ending in the Plan Year.

                     [ ]   (2)   The 12-month period ending on            which
                                                               ----------
                                 ends during the Plan Year.

                     [Note: If this selection b. is checked, Included Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked, Included Compensation is based on the Plan Year. See Part 4 for the ability to use partial year Included Compensation.]

                     [Practitioner Tip: If #11.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code (S)415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this Agreement.]

-------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                       Part 4A - Section 401(k) Deferrals
--------------------------------------------------------------------------------

                         (See Section 2.3(a) of the BPD)

[X] Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

[ ] 12.   Section 401(k) Deferral limit.     % of Included Compensation. [If
                                         ---
          this #12 is not checked, the Code (S)402(g) deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under
          Article 7 of the BPD still apply.]

          [ ]   a.   Applicable period. The limitation selected under #12
                     applies with respect to Included Compensation earned during:

                     [ ]   (1)   the Plan Year.

                     [ ]   (2)   the portion of the Plan Year in which the
                                 Employee is an Eligible Participant.

                     [ ]   (3)   each separate payroll period during which the
                                 Employee is an Eligible Participant.

                     [Note: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          [ ]   b.   Limit applicable only to Highly Compensated Employees. [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

                     [ ]   (1)   The limitation selected under #12 applies only
                                 to Highly Compensated Employees.

                     [ ]   (2)   The limitation selected under #12 applies only
                                 to  Nonhighly Compensated Employees. Highly
                                 Compensated Employees may defer up to    % of
                                                                       ---
                                 Included Compensation (as determined under a.
                                 above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

[ ] 13. Minimum deferral rate: [If this #13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

          [ ]   a.      % of Included Compensation for a payroll period.
                     ---
          [ ]   b.   $    for a payroll period.
                      ---

[ ] 14.   Automatic deferral election. (See Section 2.3(a)(2) of the BPD.) An
          Eligible Participant will automatically defer    % of Included
                                                        ---
          Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after
                  . This automatic deferral election will apply to:
          --------

          [ ]   a.   all Eligible Participants.
          [ ]   b.   only those Employees who become Eligible Participants on
                     or after the following date:

                     -----------------------------------------------------------

[ ] 15. Effective Date. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:
                                                       -------------

--------------------------------------------------------------------------------
                    Part 4B - Employer Matching Contributions
--------------------------------------------------------------------------------

                    (See Sections 2.3(b) and (c) of the BPD)

[ ] Check this selection and complete this Part 4B to allow for Employer Matching Contributions. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as "applicable contributions"). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [Note: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a "regular" Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the "regular" Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any "regular" Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary "regular" Employer Matching Contributions may not exceed 4% of Included Compensation.]

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

16. Employer Matching Contribution formula(s): [See the operating rules under #17 below.]

                  (1)         (2)
               (S)401(k)   Employee
               Deferrals   After-Tax
               ---------   ---------
          a.      [ ]         [ ]      Fixed matching contribution.      % of each Eligible Participant's applicable
                                                                    -----
                                       contributions. The Employer Matching Contribution does not apply to applicable contributions that exceed:

                                       [ ]   (a)        % of Included Compensation.
                                                  ------
                                       [ ]   (b)  $     .
                                                   -----

                                       [Note: If neither (a) nor (b) is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

          b.      [ ]         [ ]      Discretionary matching contribution. A uniform percentage, as determined by the
                                       Employer, of each Eligible Participant's applicable contributions.

                                       [ ]   (a)   The Employer Matching Contribution allocated to any Eligible
                                                   Participant may not exceed      % of Included Compensation.
                                                                              -----

                                       [ ]   (b)   The Employer Matching Contribution will apply only to a Participant's applicable contributions that do not exceed:

                                                   [ ]   1.         % of Included Compensation.
                                                              ------

                                                   [ ]   2.   $     .
                                                               -----

                                                   [ ]   3.   a dollar amount or percentage of Included Compensation that is uniformly determined by the Employer for all Eligible
                                                              Participants.

                                                   [Note: If none of the selections 1. - 3. is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

          c.      [ ]         [ ]      Tiered matching contribution. A uniform percentage of each tier of each Eligible
                                       Participant's applicable contributions, determined as follows:

                                                   Tiers of contributions              Matching percentage
                                                   ----------------------              -------------------
                                                     (indicate $ or %)
                                                   (a) First                           (b)
                                                             ----------                    --------------
                                                   (c) Next                            (d)
                                                             ----------                    --------------
                                                   (e) Next                            (f)
                                                             ----------                    --------------
                                                   (g) Next                            (h)
                                                             ----------                    --------------

                                                   [Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the
                                                   Participant's applicable contributions that equals the specified percentage of the Participant's Included Compensation.]

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(C) Copyright 2001 Alliance Benefit Group of Illinois

          d.      [ ]         [ ]      Discretionary tiered matching contribution. The Employer will determine a matching percentage for each tier of each Eligible Participant's applicable contributions. Tiers are determined in increments of:

                                                   Tiers of contributions
                                                   ----------------------
                                                      (indicate $ or %)

                                                   (a) First
                                                             ------------

                                                   (b) Next
                                                             -------------

                                                   (c) Next
                                                             -------------

                                                   (d) Next
                                                             -------------

                                                   [Note: Fill in only percentages or dollar amounts, but not both.
                                                   If percentages are used, each tier represents the amount of the
                                                   Participant's applicable contributions that equals the specified percentage of the Participant's Included Compensation.]

          e.      [ ]         [ ]      Year of Service matching contribution. A uniform percentage of each Eligible
                                       Participant's applicable contributions based on Years of Service with the
                                       Employer, determined as follows:

                                       Years of Service        Matching Percentage
                                       ----------------        -------------------

                                       (a)                     (b)               %
                                           -----------------       --------------

                                       (c)                     (d)               %
                                           -----------------       --------------

                                       (e)                     (f)               %
                                           -----------------       --------------

                                       [ ]   1.   In applying the Year of Service matching contribution formula, a Year of Service is: [If not checked, a Year of Service is 1,000 Hours of
                                                  Service during the Plan Year.]

                                                  [ ]   a.   as defined for purposes of eligibility under Part 7.

                                                  [ ]   b.   as defined for purposes of vesting under Part 7.

                                       [ ]   2.   Special limits on Employer Matching Contributions under the Year of
                                                  Service formula:

                                                  [ ]   a.   The Employer Matching Contribution allocated to any
                                                             Eligible Participant may not exceed      % of Included
                                                                                                 -----
                                                             Compensation.

                                                  [ ]   b.   The Employer Matching Contribution will apply only to a
                                                             Participant's applicable contributions that do not exceed:

                                                             [ ]   (1)     % of Included Compensation.
                                                                       ----

                                                             [ ]   (2) $    .
                                                                        ----

          f.      [ ]         [ ]      Net Profits. Any Employer Matching Contributions made in accordance with the elections under this #16 are limited to Net Profits. [If this f. is checked, also select (a) or (b) below.]

                                       [ ]   (a)   Default definition of Net Profits. For purposes of this selection
                                                   e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                                       [ ]   (b)   Modified definition of Net Profits. For purposes of this selection
                                                   f., Net Profits is defined as follows:
                                                                                          ------

                                                   [Note: Any definition of Net Profits under this (b) must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of (S)1.401(a)(4) of the regulations and must apply uniformly to all Participants.]

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(C) Copyright 2001 Alliance Benefit Group of Illinois

17.       Operating rules for applying the matching contribution formulas:

          a. Applicable contributions taken into account: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

               [ ]   (1)   Plan Year.        [ ]   (2)   Plan Year quarter.

               [ ]   (3)   calendar month.   [ ]   (4)   payroll period.

               [Note: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          b. Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

               [ ]   (1)   the entire period, including the portion of the
                           period during which the Employee is not an Eligible
                           Participant.

               [ ]   (2)   the portion of the period in which the Employee is an
                           Eligible Participant.

               [ ]   (3)   the portion of the period during which the Employee's
                           election to make the applicable contributions is in effect.

[ ]18. Qualified Matching Contributions (QMACs): [Note: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

          [ ]   a.   All Employer Matching Contributions are designated as
                     QMACs.

          [ ]   b.   Only Employer Matching Contributions described in
                     selection(s)        under #16 above are designated as
                                 --------
                     QMACs.

          [ ]   c.   In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k)
                     Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

                     [ ]   (1)   Eligible Participants who are Nonhighly
                                 Compensated Employees.

                     [ ]   (2)   all Eligible Participants.

19. Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution:
          [Check a. or b. or any combination of c. - f. Selection e. may not be checked if b. or d. is checked. Selection g. and/or h. may be checked in addition to b. - f.]

          [ ]   a.   None.

          [ ]   b.   Safe harbor allocation condition. An Employee must be
                     employed by the Employer on the last day of the Plan Year
                     OR must have more than       (not more than 500) Hours of
                                            -----
                     Service for the Plan Year.

          [ ]   c.   Last day of employment condition. An Employee must be
                     employed with the Employer on the last day of the Plan
                     Year.

          [ ]   d.   Hours of Service condition. An Employee must be credited
                     with at least             Hours of Service (may not exceed
                                  ------------
                     1,000) during the Plan Year.

          [ ]   e.   Elapsed Time Method. (See Section 2.6(d) of the BPD.)

                     [ ]   (1)   Safe harbor allocation condition. An Employee
                                 must be employed by the Employer on the last
                                 day of the Plan Year OR must have more than
                                          (not more than 91) consecutive days of
                                 --------
                                 employment with the Employer during the Plan
                                 Year.

                     [ ]   (2)   Service condition. An Employee must have more
                                 than          (not more than 182) consecutive
                                      --------
                                 days of employment with the Employer during the Plan Year.

          [ ]   f.   Distribution restriction. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

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          [ ]   g.   Application to a specified period. In applying the
                     allocation condition(s) designated under b. through e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g. should be checked only if a period other than the Plan Year is selected under #17.a. above. Selection (1) or (2) must be selected only if d. above is also checked.]

                     [ ]   (1)   Fractional method (see Section 2.6(e)(2)(i) of
                                 the BPD).

                     [ ]   (2)   Period-by-period method (see Section
                                 2.6(e)(2)(ii) of the BPD).

                     [Practitioner Note: If this g. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #17.a. above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

          [ ]   h.   The above allocation condition(s) will not apply if:

                     [ ]    (1)   the Participant dies during the Plan Year.

                     [ ]    (2)   the Participant is Disabled.

                     [ ]    (3)   the Participant, by the end of the Plan Year,
                                  has reached:

                                  [ ]   (a)   Normal Retirement Age.

                                  [ ]   (b)   Early Retirement Age.

--------------------------------------------------------------------------------
                  Part 4C - Employer Nonelective Contributions
--------------------------------------------------------------------------------

                    (See Sections 2.3(d) and (e) of the BPD)

[X] Check this selection and complete this Part 4C to allow for Employer Nonelective Contributions. [Note: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

[X] 20.   Employer Nonelective Contribution (other than QNECs):

          [X]   a.   Discretionary. Discretionary with the Employer.

          [ ]   b.   Fixed uniform percentage.      % of each Eligible
                                              ------
                     Participant's Included Compensation.

          [ ]   c.   Uniform dollar amount.

                     [ ]   (1)   A uniform discretionary dollar amount for each
                                 Eligible Participant.

                     [ ]   (2)   $      for each Eligible Participant.
                                  -----

          [ ]   d.   Davis-Bacon Contribution Formula. (See Section 2.2(a)(1)
                     of the BPD for rules regarding the application of the Davis-Bacon Contribution Formula.) The Employer will make a contribution for each Eligible Participant's Davis-Bacon
                     Act Service based on the hourly contribution rate for the Participant's employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will be allocated under the Pro Rata
                     Allocation Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [If this d. is selected, #21.a. below also must be selected.]

                     [ ]   (1)   The contributions under the Davis-Bacon
                                 Contribution Formula will offset the following contributions under the Plan: [Check (a) and/or (b). If this (1) is not checked, contributions under the Davis Bacon
                                 Contribution Formula will not offset any other
                                 Employer Contributions under the Plan.]

                                 [ ]   (a)   Employer Nonelective Contributions

                                 [ ]   (b)   Employer Matching Contributions

                     [ ]   (2)   The default provisions under Section 2.2(a)(1)
                                 are modified as follows:
                                                          -----------------

                                 [Note: Any modification to the default
                                 provisions under (2) must satisfy the
                                 nondiscrimination requirements under (S)
                                 1.401(a)(4) of the regulations. Any
                                 modification under (2) will not allow the offset of any contributions to any other Plan.]

          [ ]   e.   Net Profits. Check this e. if the contribution selected
                     above is limited to Net Profits. [If this e. is checked, also select (1) or (2) below.]

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                     [ ]  (1)    Default definition of Net Profits. For purposes
                                 of this subsection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                     [ ]  (2)    Modified definition of Net Profits. For
                                 purposes of this subsection e., Net Profits is
                                 defined as follows:
                                                     ---------------------------

                                 [Note: Any definition of Net Profits under this
                                 (2) must be described in a manner that
                                 precludes Employer discretion, must satisfy the nondiscrimination requirements of
                                 (S)1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

[X] 21. Allocation formula for Employer Nonelective Contributions (other than QNECs): (See Section 2.3(d) of the BPD.)

          [X]   a.   Pro Rata Allocation Method. The allocation for each
                     Eligible Participant is a uniform percentage of Included
                     Compensation (or a uniform dollar amount if #20.c. is selected above).

          [ ]   b.   Permitted Disparity Method. The allocation for each
                     Eligible Participant is determined under the following formula: [Selection #20.a. above must also be checked.]

                     [ ]  (1)    Two-Step Formula.

                     [ ]  (2)    Four-Step Formula.

          [ ]   c.   Uniform points allocation. The allocation for each Eligible
                     Participant is determined based on the Eligible
                     Participant's points. Each Eligible Participant's allocation shall bear the same relationship to the Employer
                     Contribution as his/her total points bears to all points awarded. An Eligible Participant will receive: [Check (1)
                     and/or (2). Selection (3) may be checked in addition to (1) and (2). Selection #20.a. above also must be checked.]

                     [ ]   (1)         points for each      year(s) of age
                                 ----                  ----
                                 (attained as of the end of the Plan Year).

                     [ ]   (2)        points for each     Year(s) of Service,
                                 ----                 ----
                                 determined as follows: [Check (a) or (b).
                                 Selection (c) may be checked in addition to
                                 (a) or (b).]

                                 [ ]   (a)   In the same manner as determined
                                             for eligibility.

                                 [ ]   (b)   In the same manner as determined
                                             for vesting.

                                 [ ]   (c)   Points will not be provided with
                                             respect to Years of Service in
                                             excess of       .
                                                       ------

                     [ ]   (3)        points for each $      (not to exceed
                                 ----                   ----
                                 $200) of Included Compensation.

          [ ]   d.   Allocation based on service. The Employer Nonelective
                     Contribution will be allocated to each Eligible Participant as: [Check (1) or (2). Also check (a), (b), and/or (c).
                     Selection (3) may be checked in addition to (1) or (2).]

                     [ ]   (1)   a uniform dollar amount

                     [ ]   (2)   a uniform percentage of Included Compensation

                                 for the following periods of service:

                                 [ ]   (a)   Each Hour of Service.

                                 [ ]   (b)   Each week of employment.

                                 [ ]   (c)   (Describe period)
                                                               -----------------

                     [ ]   (3)   The contribution is subject to the following
                                 minimum and/or maximum benefit
                                 limitations:
                                             --------

                     [Practitioner Note: If #20.b. or #20.c. is checked, the selection in (1) or (2) must conform to the selection made in #20.b. or #20.c. Thus, if #20.b. is checked along with this subsection d., the allocation must be a uniform percentage of Included Compensation under (2). If #20.c. is checked along with this subsection d. the allocation must be a uniform dollar amount under (1).]

          [ ]   e.   Top-heavy minimum contribution. In applying the Top-Heavy
                     Plan requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [Note: If this e. is not checked, any top-heavy minimum contribution will be allocated only to Non-Key
                     Employees, in accordance with Section 16.2(a) of the BPD.]

[X] 22. Qualified Nonelective Contribution (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [Note: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. See Section 2.3(e) of the BPD.]

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

          [X]   a.   Pro Rata Allocation Method. (See Section 2.3(e)(1) of the
                     BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:

                     [X]   (1)   all Eligible Participants who are Nonhighly
                                 Compensated Employees.

                     [ ]   (2)   all Eligible Participants.

          [ ]   b.   Bottom-up QNEC method. The QNEC will be allocated to
                     Eligible Participants who are Nonhighly Compensated
                     Employees in reverse order of Included Compensation. (See
                     Section 2.3(e)(2) of the BPD.)

          [X]   c.   Application of allocation conditions. If this c. is
                     checked, QNECs will be allocated only to Eligible
                     Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.]

23.       Operating rules for determining amount of Employer Nonelective
          Contributions.

          a.         Special rules regarding Included Compensation.

                     (1) Applicable period for determining Included Compensation. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

                           [X] (a) Plan Year.        [ ] (b) Plan Year quarter.

                           [ ] (c) calendar month.   [ ] (d) payroll period.

                           [Note: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under
                           Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          [ ]        (2)   Special rule for partial period of participation. If
                           an Employee is an Eligible Participant for only part of the period designated under (1) above, Included
                           Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [
                           If this selection (2) is not checked, Included
                           Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

          [ ]   b.   Special rules for applying the Permitted Disparity Method.
                     [Complete this b. only if #21.b. above is also checked.]

                     [ ]   (1)  Application of Four-Step Formula for Top-Heavy
                                Plans. If this (1) is checked, the Four-Step
                                Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top
                                Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

                     [ ]   (2)  Excess Compensation under the Permitted
                                Disparity Method is the amount of Included
                                Compensation that exceeds: [If this selection
                                (2) is not checked, Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable
                                Wage Base.]

                                [ ] (a)      % (may not exceed 100%) of
                                        -----
                                        the Taxable Wage Base.

                                        [ ] 1. The amount determined under (a)
                                               is not rounded.

                                        [ ] 2. The amount determined under (a)
                                               is rounded (but not above the
                                               Taxable Wage Base) to the next
                                               higher:

                                               [ ]  a. $1.

                                               [ ]  b. $100.

                                               [ ]  c. $1,000.

                                [ ] (b)                          (may not exceed
                                        ------------------------
                                        the Taxable Wage Base).

                                [Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

24. Allocation conditions. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective
          Contribution: [Check a. or b. or any combination of c. - e. Selection
          e. may not be checked if b. or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]

          [ ]   a.   None.

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          [ ]   b.   Safe harbor allocation condition. An Employee must be
                     employed by the Employer on the last day of the Plan Year
                     OR must have more than       (not more than 500) Hours of
                                            -----
                     Service for the Plan Year.

          [X]   c.   Last day of employment condition. An Employee must be
                     employed with the Employer on the last day of the Plan
                     Year.

          [X]   d.   Hours of Service condition. An Employee must be credited
                     with at least 1,000 Hours of Service (may not exceed
                     1,000) during the Plan Year.

          [ ]   e.   Elapsed Time Method. (See Section 2.6(d) of the BPD.)

                     [ ]   (1)   Safe harbor allocation condition. An Employee
                                 must be employed by the Employer on the last
                                 day of the Plan Year OR must have more than
                                                                             ---
                                 (not more than 91) consecutive days of
                                 employment with the Employer during the Plan
                                 Year.

                     [ ]   (2)   Service condition. An Employee must have more
                                 than      (not more than 182) consecutive
                                      ----
                                 days of employment with the Employer during the Plan Year.

          [ ]   f.   Application to a specified period. In applying the
                     allocation condition(s) designated under b. through e.
                     above, the allocation condition(s) will be based on the period designated under #23.a.(1) above. In applying an Hours of Service condition under d. above, the following method will be used: [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above. Selection (1) or (2) must be selected only if d.
                     above is also checked. ]

                     [ ]   (1)   Fractional method (see Section 2.6(e)(2)(i) of
                                 the BPD).

                     [ ]   (2)   Period-by-period method (see Section 2.6(e)(2)
                                 (ii) of the BPD).

                     [Practitioner Note: If this f. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(1) above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

          [X]   g.   The above allocation condition(s) will not apply if:

                     [X]   (1)   the Participant dies during the Plan Year.

                     [X]   (2)   the Participant is Disabled.

                     [X]   (3)   the Participant, by the end of the Plan Year,
                                 has reached:

                                 [X] (a)  Normal Retirement Age.

                                 [ ] (b)  Early Retirement Age.

------------------------------------------------------------------------------
                   Part 4D - Employee After-Tax Contributions
------------------------------------------------------------------------------

                          (See Section 3.1 of the BPD)

[ ] Check this selection to allow for Employee After-Tax Contributions. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [Note: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this Agreement under "(S)401(k) Deferrals."]

[ ] 25.   Maximum.     % of Included Compensation for:
                   ----

          [ ]   a.   the entire Plan Year.

          [ ]   b.   the portion of the Plan Year during which the Employee is
                     an Eligible Participant.

          [ ]   c.   each separate payroll period during which the Employee is
                     an Eligible Participant.

          [Note: If this #25 is not checked, the only limit on Employee After-Tax Contributions is the Annual Additions Limitation under
          Article 7 of the BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

[ ] 26.   Minimum. For any payroll period, no less than:

          [ ]   a.       % of Included Compensation.
                     ----
          [ ]   b.   $     .
                      -----

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--------------------------------------------------------------------------------
                   Part 4E - Safe Harbor 401(k) Plan Election
--------------------------------------------------------------------------------

                          (See Section 17.6 of the BPD)

[ ] Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

[ ] 27. Safe Harbor Matching Contribution: The Employer will make an Employer Matching Contribution with respect to an Eligible Participant's
          Section 401(k) Deferrals and/or Employee After-Tax Contributions ("applicable contributions") under the following formula: [Complete selection a. or b. In addition, complete selection c. Selection d. may be checked in addition to a. or b. and c.]

          [ ]   a.   Basic formula: 100% of applicable contributions up to the
                     first 3% of Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.

          [ ]   b.   Enhanced formula:

                     [ ]   (1)      % (not less than 100%) of applicable
                                 ---
                                 contributions up to    % of Included
                                                     ---
                                 Compensation (not less than 4% and not more than 6%).

                     [ ]   (2)   The sum of: [The contributions under this (2)
                                 must not be less than the contributions that would be calculated under a. at each level of applicable contributions.]

                                 [ ]   (a)      % of applicable contributions
                                             ---
                                             up to the first (b)    % of
                                                                 ---
                                             Included Compensation, plus

                                 [ ]   (c)      % of applicable contributions up
                                             ---
                                             to the next (d)    % of Included
                                                             ---
                                             Compensation.

                                 [Note: The percentage in (c) may not be greater than the percentage in (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

                c. Applicable contributions taken into account: (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

                     [ ]   (1)   Plan Year.       [ ]   (2)   Plan Year quarter.
                     [ ]   (3)   calendar month.  [ ]   (4)   payroll period.

                     [Note: If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          [ ]   d.   Definition of applicable contributions. Check this d. if
                     the Plan permits Employee After-Tax Contributions but the Safe Harbor Matching Contribution formula selected under a.
                     or b. above does not apply to such Employee After-Tax
                     Contributions.

[ ] 28.   Safe Harbor Nonelective Contribution:    % (no less than 3%) of
                                                ---
          Included Compensation.

          [ ]   a.   Check this selection if the Employer will make this Safe
                     Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD.
                     If this a. is checked, the Safe Harbor Nonelective
                     Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

          [ ]   b.   Check this selection to provide the Employer with the
                     discretion to increase the above percentage to a higher percentage.

          [ ]   c.   Check this selection if the Safe Harbor Nonelective
                     Contribution will be made under another plan maintained by the Employer and identify the plan:

                     -----------------------------------------------------------

          [ ]   d.   Check this d. if the Safe Harbor Nonelective Contribution
                     offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted
                     Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step
                     Formula or the fourth step of the Four-Step Formula, as applicable.

[ ] 29. Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]

30. Eligible Participant. For purposes of the Safe Harbor Contributions elected above, "Eligible Participant" means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

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          [ ]   a.   All Eligible Participants (as determined for Section 401(k)
                     Deferrals).

          [ ]   b.   All Nonhighly Compensated Employees who are Eligible
                     Participants (as determined for Section 401(k) Deferrals).

          [ ]   c.   All Nonhighly Compensated Employees who are Eligible
                     Participants (as determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible
                     Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

          [ ]   d.   Check this d. if the selection under a., b. or c., as
                     applicable, applies only to Employees who would be Eligible
                     Participants for any portion of the Plan Year if the eligibility conditions selected for Section 401(k)
                     Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(1) of the BPD.)

--------------------------------------------------------------------------------
                     Part 4F - Special 401(k) Plan Elections
--------------------------------------------------------------------------------

                           (See Article 17 of the BPD)

31. ADP/ACP testing method. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

          [X]   a.   Prior Year Testing Method.
          [ ]   b.   Current Year Testing Method.

          [Practitioner Note: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method must be elected under b. See Section 17.6 of the BPD.]

[ ] 32. First Plan Year for Section 401(k) Deferrals. (See Section 17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

          [ ]   a.   the Prior Year Testing Method, assuming a 3% deferral
                     percentage for the Nonhighly Compensated Employee Group.

          [ ]   b.   the Current Year Testing Method using the actual deferral
                     percentages of the Nonhighly Compensated Employee Group.

[ ] 33. First Plan Year for Employer Matching Contributions or Employee After-Tax Contributions. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

          [ ]   a.   the Prior Year Testing Method, assuming a 3% contribution
                     percentage for the Nonhighly Compensated Employee Group.

          [ ]   b.   the Current Year Testing Method using the actual
                     contribution percentages of the Nonhighly Compensated
                     Employee Group.

--------------------------------------------------------------------------------
                            Part 5 - Retirement Ages
--------------------------------------------------------------------------------

                   (See Sections 22.57 and 22.126 of the BPD)

34.       Normal Retirement Age:

          [X]   a.   Age 65 (not to exceed 65).

          [ ]   b.   The later of (1) age    (not to exceed 65) or (2) the
                                          ---                              -----
                     (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

          [ ]   c.              (may not be later than the maximum age permitted
                     ----------
                     under b.)

35.       Early Retirement Age: [Check a. or check b. and/or c.]

          [X]   a.   Not applicable.

          [ ]   b.   Age       .
                         ------
          [ ]   c.   Completion of        Years of Service, determined as
                                   ------
                     follows:

                     [ ]   (1)   Same as for eligibility.

                     [ ]   (2)   Same as for vesting.

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(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                             Part 6 - Vesting Rules
--------------------------------------------------------------------------------

                           (See Article 4 of the BPD)

..         Complete this Part 6 only if the Employer has elected to make Employer
          Matching Contributions under Part 4B or Employer Nonelective Contributions under Part 4C. Section 401(k) Deferrals, Employee After-Tax Contributions, QMACs, QNECs, Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36. Normal vesting schedule: [Check one of a. - f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

                  (1)         (2)
               Employer    Employer
                 Match    Nonelective
               --------   -----------

          a.      [ ]         [ ]       Full and immediate vesting.

          b.      [ ]         [ ]       7-year graded vesting schedule.

          c.      [ ]         [ ]       6-year graded vesting schedule.

          d.      [ ]         [ ]       5-year cliff vesting schedule.

          e.      [ ]         [ ]       3-year cliff vesting schedule.

          f.      [ ]         [X]       Modified vesting schedule:

                                        (1) 0% after 1 Year of Service
                                        (2) 100% after 2 Years of Service
                                        (3)               % after 3 Years of
                                            --------------
                                            Service
                                        (4)               % after 4 Years of
                                            --------------
                                            Service
                                        (5)               % after 5 Years of
                                            --------------
                                            Service
                                        (6)               % after 6 Years of
                                            --------------
                                            Service, and
                                        (7) 100% after 7 Years of Service.

                                        [Note: The percentages selected under
                                        the modified vesting schedule must not
                                        be less than the percentages that would
                                        be required under the 7-year graded
                                        vesting schedule, unless 100% vesting
                                        occurs after no more than 5 Years of
                                        Service. ]

37. Vesting schedule when Plan is top-heavy: [Check one of a. - d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

                  (1)         (2)
               Employer     Employer
                Match     Nonelective
               --------   -----------

          a.      [ ]         [ ]       Full and immediate vesting.

          b.      [ ]         [ ]       6-year graded vesting schedule.

          c.      [ ]         [ ]       3-year cliff vesting schedule.

          d.      [ ]         [X]       Modified vesting schedule:

                                        (1) 0% after 1 Year of Service
                                        (2) 100% after 2 Years of Service
                                        (3)               % after 3 Years of
                                            --------------
                                            Service
                                        (4)               % after 4 Years of
                                            --------------
                                            Service
                                        (5)               % after 5 Years of
                                            --------------
                                            Service, and
                                        (6) 100% after 6 Years of Service.

                                        [Note: The percentages selected under
                                        the modified vesting schedule must not
                                        be less than the percentages that would
                                        be required under the 6-year graded
                                        vesting schedule, unless 100% vesting
                                        occurs after no more than 3 Years of
                                        Service.]

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(C) Copyright 2001 Alliance Benefit Group of Illinois

[X] 38.   Service excluded under the above vesting schedule(s):

          [ ]   a.   Service before the original Effective Date of this Plan.
                     (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

          [X]   b.   Years of Service completed before the Employee's 18th
                     birthday (cannot exceed the 18th birthday).

[X] 39. Special 100% vesting. An Employee's vesting percentage increases to 100% if, while employed with the Employer, the Employee:

          [X]   a.   dies.

          [X]   b.   becomes Disabled (as defined in Section 22.53 of the BPD).

          [ ]   c.   reaches Early Retirement Age (as defined in Part 5, #35
                     above).

[ ] 40.   Special vesting provisions:
                                      ------------------------------------------

          [Note: Any special vesting provision designated in #40 must satisfy the requirements of Code (S)411(a) and must satisfy the nondiscrimination requirements under (S)1.401(a)(4) of the regulations.]

--------------------------------------------------------------------------------
                    Part 7 - Special Service Crediting Rules
--------------------------------------------------------------------------------

                           (See Article 6 of the BPD)

If no minimum service requirement applies under Part 1, #5 of this Agreement and all contributions are 100% vested under Part 6, skip this Part 7.

..         Year of Service - Eligibility. 1,000 Hours of Service during an
          Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

..         Eligibility Computation Period. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

..         Year of Service - Vesting. 1,000 Hours of Service during a Vesting
          Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

..         Vesting Computation Period. The Plan Year. [To modify, complete #44 below.]

..         Break in Service Rules. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]

[X] 41.   Alternative definition of Year of Service for eligibility.

          [X]   a.   A Year of Service is 1 Hours of Service (may not exceed
                     1,000) during an Eligibility Computation Period.

          [ ]   b.   Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency
                     Method is selected under #46 below. The Equivalency Method applies to:

                     [ ]   (1)   All Employees.

                     [ ]   (2)   Employees who are not paid on an hourly basis.
                                 For hourly Employees, the Actual Hours Method will be used.

          [ ]   c.   Use the Elapsed Time Method instead of counting Hours of
                     Service. (See Section 6.5(b) of the BPD.)

[ ] 42. Alternative method for determining Eligibility Computation Periods. (See Section 1.4(c) of the BPD.)

          [ ]   a.   One Year of Service eligibility. Eligibility Computation
                     Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

          [ ]   b.   Two Years of Service eligibility. Eligibility Computation
                     Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year Method.

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

[ ] 43.   Alternative definition of Year of Service for vesting.

          [ ]   a.   A Year of Service is      Hours of Service (may not exceed
                                          ----
                     1,000) during a Vesting Computation Period.

          [ ]   b.   Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency
                     Method is selected under #46 below. The Equivalency Method applies to:

                     [ ]   (1)   All Employees.

                     [ ]   (2)   Employees who are not paid on an hourly basis.
                                 For hourly Employees, the Actual Hours Method will be used.

          [ ]   c.   Use the Elapsed Time Method instead of counting Hours of
                     Service. (See Section 6.5(b) of the BPD.)

[ ] 44. Alternative method for determining Vesting Computation Periods. Instead of Plan Years, use:

          [ ]   a.   Anniversary Years. (See Section 4.4 of the BPD.)

          [ ]   b.   (Describe Vesting Computation Period):
                                                            --------------------

                     [Practitioner Note: Any Vesting Computation Period described in b. must be a 12-consecutive month period and must apply uniformly to all Participants.]

[ ] 45.   Break in Service rules.

          [ ]   a.   The Rule of Parity Break in Service rule does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

          [ ]   b.   One-year holdout Break in Service rule.

                     [ ]   (1)   Applies to determine eligibility for:
                                 [Check one or both.]

                                 [ ]   (a)   Employer Contributions (other than
                                             Section 401(k) Deferrals).

                                 [ ]   (b)   Section 401(k) Deferrals. (See
                                             Section 1.6(c) of the BPD.)

                     [ ]   (2)   Applies to determine vesting. (See Section
                                 4.6(a) of the BPD.)

[ ] 46. Special rules for applying Equivalency Method. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

          [ ]   a.   Alternative method. Instead of applying the Equivalency
                     Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

                     [ ]   (1)   Daily method. Each Employee will be credited
                                 with 10 Hours of Service for each day worked.

                     [ ]   (2)   Weekly method. Each Employee will be credited
                                 with 45 Hours of Service for each week worked.

                     [ ]   (3)   Semi-monthly method. Each Employee will be
                                 credited with 95 Hours of Service for each semi-monthly payroll period worked.

          [ ]   b.   Application of special rules. The alternative method
                     elected in a. applies for purposes of: [Check (1) and/or
                     (2).]

                     [ ]   (1)   Eligibility. [Check this (1) only if #41.b. is
                                 checked above.]

                     [ ]   (2)   Vesting. [Check this (2) only if #43.b. is
                                 checked above.]

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                       Part 8 - Allocation of Forfeitures
--------------------------------------------------------------------------------

                           (See Article 5 of the BPD)

[ ] Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)

47.       Timing of forfeiture allocations:

                  (1)         (2)
               Employer    Employer
                Match     Nonelective
               --------   -----------
          a.      [ ]         [X]       In the same Plan Year in which the forfeitures occur.

          b.      [ ]         [ ]       In the Plan Year following the Plan Year in which the forfeitures occur.

48. Method of allocating forfeitures: (See the operating rules in Section 5.5 of the BPD.)

                  (1)         (2)
               Employer    Employer
                Match     Nonelective
               --------   -----------
          a.      [ ]         [ ]       Reallocate as additional Employer Nonelective Contributions using the allocation method specified in Part 4C, #21 of this Agreement.
                                        If no allocation method is specified, use the Pro Rata Allocation Method under Part 4C, #21.a. of this Agreement.

          b.      [ ]         [ ]       Reallocate as additional Employer Matching Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.

          c.      [ ]         [X]       Reduce the: [Check one or both.]

                                        [ ]   (a)   Employer Matching Contributions

                                        [X]   (b)   Employer Nonelective Contributions

                                        the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [Note: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching
                                        Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that
                                        Plan Year.]

[X] 49. Payment of Plan expenses. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

[ ] 50. Modification of cash-out rules. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)
          (C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

--------------------------------------------------------------------------------
             Part 9 - Distributions After Termination of Employment
--------------------------------------------------------------------------------

                          (See Section 8.3 of the BPD)

..         The elections in this Part 9 are subject to the operating rules in
          Articles 8 and 9 of the BPD.

51. Vested account balances in excess of $5,000. Distribution is first available as soon as administratively feasible following:

          [X]   a.   the Participant's employment termination date.

          [ ]   b.   the end of the Plan Year that contains the Participant's
                     employment termination date.

          [ ]   c.   the first Valuation Date following the Participant's
                     termination of employment.

          [ ]   d.   the Participant's Normal Retirement Age (or Early
                     Retirement Age, if applicable) or, if later, the Participant's employment termination date.

          [ ]   e.   (Describe distribution event)
                                                   -----------------------------

                     [Practitioner Note: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]

--------------------------------------------------------------------------------
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                                       18

52. Vested account balances of $5,000 or less. Distribution will be made in a lump sum as soon as administratively feasible following:

          [X]   a.   the Participant's employment termination date.

          [ ]   b.   the end of the Plan Year that contains the Participant's
                     employment termination date.

          [ ]   c.   the first Valuation Date following the Participant's
                     termination of employment.

          [ ]   d.   (Describe distribution event):
                                                    ----------------------------

                     [Practitioner Note: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

[X] 53.   Disabled Participant. A Disabled Participant (as defined in
          Section 22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

          [X]   a.   the date the Participant becomes Disabled.

          [ ]   b.   the end of the Plan Year in which the Participant becomes
                     Disabled.

          [ ]   c.   (Describe distribution event):
                                                    ----------------------------

                     [Practitioner Note: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

[ ] 54. Hardship withdrawals following termination of employment. A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

[ ] 55.   Special operating rules.

          [ ]   a.   Modification of Participant's consent requirement. A
                     Participant must consent to a distribution from the Plan, even if the Participant's vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD. [Note: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the BPD apply.]

          [ ]   b.   Distribution upon attainment of Normal Retirement Age
                     (or age 62, if later). A distribution from the Plan will be made without a Participant's consent if such Participant has terminated employment and has attained Normal
                     Retirement Age (or age 62, if later). See Section 8.7 of the BPD.

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                       Part 10 - In-Service Distributions
--------------------------------------------------------------------------------

                          (See Section 8.5 of the BPD)

..         The elections in this Part 10 are subject to the operating rules in
          Articles 8 and 9 of the BPD.

56. Permitted in-service distribution events: [Elections under the (S)401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions unless otherwise specified in d. below.]

                  (1)         (2)         (3)
               (S)401(k)   Employer    Employer
               Deferrals    Match     Nonelective
               ---------   --------   -----------
          a.      [ ]        [ ]          [ ]       In-service distributions are not available.

          b.      [X]        [ ]          [X]       After age 59 1/2. [If earlier than age 59 1/2 age is deemed to be age 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

          c.      [X]        [ ]          [ ]       A safe harbor Hardship described in Section 8.6(a) of the BPD.
                                                    [Note: Not applicable to QNECs, QMACs and Safe Harbor
                                                    Contributions.]

          d.      N/A        [ ]          [ ]       A Hardship described in Section 8.6 (b) of the BPD.

          e.      N/A        [ ]          [ ]       After the Participant has participated in the Plan for at least years (cannot be less than 5 years).
                                                    ---------

          f.      N/A        [ ]          [ ]       At any time with respect to the portion of the vested Account
                                                    Balance derived from contributions accumulated in the Plan for at least 2 years.

          g.      [ ]        [ ]          [ ]       Upon a Participant becoming Disabled (as defined in Section 22.53).

          h.      [ ]        [ ]          [ ]       Attainment of Normal Retirement Age. [If earlier than age 59 1/2, age is deemed to be 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]

          i.      N/A        [ ]          [ ]       Attainment of Early Retirement Age.

57.       Limitations that apply to in-service distributions:

          [X]   a.   Available only if the Account which is subject to
          withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if not checked.)

          [ ]   b.   No more than          in-service distribution(s) in a Plan
                                  --------
                     Year.

          [ ]   c.   The minimum amount of any in-service distribution will be
                     $      (may not exceed $1,000).
                      -----

          [ ]   d.   (Describe limitations on in-service distributions)
                                                                        --------

          [Practitioner Note: Any limitations described in d. will apply uniformly to all Participants under the Plan.]

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                         Part 11 - Distribution Options
--------------------------------------------------------------------------------

                          (See Section 8.1 of the BPD)

58.       Optional forms of payment available upon termination of employment:

          [X]   a.   Lump sum distribution of entire vested Account Balance.

          [ ]   b.   Single sum distribution of a portion of vested Account
                     Balance.

          [X]   c.   Installments for a specified term.

          [ ]   d.   Installments for required minimum distributions only.

          [ ]   e.   Annuity payments (see Section 8.1 of the BPD).

          [ ]   f.   (Describe optional forms or limitations on available forms)

                     ------------
          [Practitioner Note: Unless specified otherwise in f., a Participant may receive a distribution in any combination of the forms of payment selected in a. - f. Any optional forms or limitations described in f. will apply uniformly to all Participants under the Plan.]

59. Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions: (See
          Article 9 of the BPD.)

          [X]   a.   Do not apply. [Note: The QJSA and QPSA provisions
                     automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See Section 9.1(b) of the BPD.]

          [ ]   b.   Apply, with the following modifications: [Check this b.
                     to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the BPD.]

                     [ ]   (1)   No modifications.

                     [ ]   (2)   Modified QJSA benefit. Instead of a 50%
                                 survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

                                 [ ]   (a)   100%.

                                 [ ]   (b)   75%.

                                 [ ]   (c)   66 2/3%.

                     [ ]   (3)   Modified QPSA benefit. Instead of a 50% QPSA
                                 benefit, the QPSA benefit is 100% of the Participant's vested Account Balance.

          [ ]   c.   One-year marriage rule. The one-year marriage rule
                     under Sections 8.4(c)(4) and 9.3 of the BPD applies. Under this rule, a Participant's spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant's death.

--------------------------------------------------------------------------------
                       Part 12 - Administrative Elections
--------------------------------------------------------------------------------

..         Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this Agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

60.       Are Participant loans permitted? (See Article 14 of the BPD.)

          [ ]   a.   No

          [X]   b.   Yes

                     [ ]   (1)   Use the default loan procedures under Article
                                 14 of the BPD.

                     [X]   (2)   Use a separate written loan policy to modify
                                 the default loan procedures under Article 14 of the BPD.

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

61. Are Participants permitted to direct investments? (See Section 13.5(c) of the BPD.)

          [ ]   a.   No

          [X]   b.   Yes

                     [X]   (1)   Specify Accounts: all accounts

                     [ ]   (2)   Check this selection if the Plan is intended to
                                 comply with ERISA (S)404(c). (See Section
                                 13.5(c)(2) of the BPD.)

62. Is any portion of the Plan daily valued? (See Section 13.2(b) of the BPD.)

          [ ]   a.   No

          [X]   b.   Yes. Specify Accounts and/or investment options: all
                     accounts

63. Is any portion of the Plan valued periodically (other than daily)? (See Section 13.2(a) of the BPD.)

          [X]   a.   No

          [ ]   b.   Yes

                     [ ]   (1)   Specify Accounts and/or investment
                                 options:
                                          ------------

                     [ ]   (2)   Specify valuation date(s):
                                                            ---------

                     [ ]   (3)   The following special allocation rules apply:
                                 [If this (3) is not checked, the Balance
                                 Forward Method under Section 13.4(a) of the BPD applies.]

                                 [ ]   (a)   Weighted average method. (See
                                             Section 13.4(a)(2)(i) of the BPD.)

                                 [ ]   (b)   Adjusted percentage method, taking
                                             into account     % of contributions
                                                          ----
                                             made during the valuation period.
                                             (See Section 13.4(a)(2)(ii) of the
                                             BPD.)

                                 [ ]   (c)   (Describe allocation rules)
                                                                         -------

                                 [Practitioner Note: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of
                                 (S)1.401(a)(4) of the regulations, and that is applied uniformly to all Participants.]

64.       Does the Plan accept Rollover Contributions? (See Section 3.2 of the
          BPD.)

          [ ]   a.   No                [X]   b.   Yes

65.       Are life insurance investments permitted? (See Article 15 of the BPD.)

          [X]   a.   No                [ ]   b.   Yes

66.       Do the default QDRO procedures under Section 11.5 of the BPD apply?

          [ ]   a.   No                [X]   b.   Yes

67.       Do the default claims procedures under Section 11.6 of the BPD apply?

          [ ]   a.   No                [X]   b.   Yes

--------------------------------------------------------------------------------
                        Part 13 - Miscellaneous Elections
--------------------------------------------------------------------------------

..         The following elections override certain default provisions under the
          BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

[ ] 68.   Determination of Highly Compensated Employees.

          [ ]   a.   The Top-Paid Group Test applies. [If this selection a. is
                     not checked, the Top-Paid Group Test will not apply. See
                     Section 22.99(b)(4) of the BPD.]

          [ ]   b.   The Calendar Year Election applies. [This selection b. may only be chosen if the Plan Year is not the calendar year.
                     See Section 22.99(b)(5) of the BPD.]

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

[ ] 69. Special elections for applying the Annual Additions Limitation under Code (S)415.

          [ ]   a.   The Limitation Year is the 12-month period ending         .
                                                                       --------
                     [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

          [ ]   b.   Total Compensation includes imputed compensation for a
                     terminated Participant who is permanently and totally
                     Disabled. (See Section 7.4(g)(3) of the BPD.)

          [ ]   c.   Operating rules. Instead of the default provisions under
                     Article 7 of the BPD, the following rules apply:
                                                                      ---------

[ ] 70.   Election to use Old-Law Required Beginning Date. The Old-Law
          Required Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the BPD.

[X] 71.   Service credited with Predecessor Employers: (See Section 6.7 of the
          BPD.)

          [X]   a.   (Identify Predecessor Employers) American Indemnity Company

          [X]   b.   Service is credited with these Predecessor Employers for
                     the following purposes:

                     [X]   (1)   The eligibility service requirements elected in
                                 Part 1 of this Agreement.

                     [X]   (2)   The vesting schedule(s) elected in Part 6 of
                                 this Agreement.

                     [X]   (3)   The allocation requirements elected in Part 4
                                 of this Agreement.

          [ ]   c.   The following service will not be recognized:
                                                                  --------------

                     [Note: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan only if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

[X] 72.   Special rules where Employer maintains more than one plan.

          [X]   a.   Top-heavy minimum contribution - Employer maintains this
                     Plan and one or more Defined Contribution Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section
                     16.2(a)(5)(i) of the BPD.)

                     [X]   (1)   This Plan.

                     [ ]   (2)   The following Defined Contribution Plan
                                 maintained by the Employer:
                                                             -------------------

                     [ ]   (3)   Describe method for providing the top-heavy
                                 minimum contribution:
                                                       -------------------------

          [X]   b.   Top-heavy minimum benefit - Employer maintains this Plan
                     and one or more Defined Benefit Plans. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See
                     Section 16.2(a)(5)(ii) of the BPD.)

                     [X]   (1)   This Plan, but the minimum required
                                 contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

                     [ ]   (2)   The following Defined Benefit Plan maintained
                                 by the Employer:
                                                  ------------------------------

                     [ ]   (3)   Describe method for providing the top-heavy
                                 minimum contribution:
                                                       -------------------------

                                 -----------------------------------------------

          [ ]   c.   Limitation on Annual Additions. This c. should be checked
                     only if the Employer maintains another Defined Contribution
                     Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section
                     7.2 of the BPD. Instead, the Employer will limit Annual
                     Additions in the following manner:

                     -----------------------------------------------------------

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(C) Copyright 2001 Alliance Benefit Group of Illinois

[ ] 73. Special definition of Disabled. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD:
                                                     ---------------------------

          [Note: Any definition included under this #73 must satisfy the requirements of (S)1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

[ ] 74. Fail-Safe Coverage Provision. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.7 of the BPD.]

          [ ]   a.   The Fail-Safe Coverage Provision described in Section 2.7
                     of the BPD applies without modification.

          [ ]   b.   The Fail-Safe Coverage Provisions described in Section 2.7 of the BPD applies with the following modifications:

                     [ ]   (1)   The special rule for Top-Heavy Plans under
                                 Section 2.7(a) of the BPD does not apply.

                     [ ]   (2)   The Fail-Safe Coverage Provision is based on
                                 Included Compensation as described under
                                 Section 2.7(d) of the BPD.

[ ] 75. Election not to participate (see Section 1.10 of the BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code (S)410(b).]

[ ] 76. Protected Benefits. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.

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(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                                 Signature Page
--------------------------------------------------------------------------------

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.      Name and title of authorized representative(s):  Signature(s):   Date:
         Faye Gerner                                      /s/ Faye Gerner 3/7/03
                                                          --------------- ------

         -----------------------------------------------  --------------- ------

         -----------------------------------------------  --------------- ------

78.      Effective Date of this Agreement:

         [ ]   a.   New Plan. Check this selection if this is a new Plan.
                    Effective Date of the Plan is:
                                                   ---------------

         [X]   b.   Restated Plan. Check this selection if this is a
                    restatement of an existing plan. Effective Date of the restatement is: January 1, 2003

                    (1) Designate the plan(s) being amended by this restatement: United-Lafayette 401(k) Profit Sharing Plan

                    (2) Designate the original Effective Date of this Plan (optional): August 1, 1989

         [ ]   c.   Amendment by page substitution. Check this selection if
                    this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]

                    (1)  Identify the page(s) being replaced:
                                                              ------------------

                    (2)  Effective Date(s) of such changes:
                                                            --------------------

         [ ]   d.   Substitution of sponsor. Check this selection if a
                    successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

                    (1)  Effective Date of the amendment is:
                                                             -------------------

[X] 79.  Check this #79 if any special Effective Dates apply under Appendix
         A of this Agreement and complete the relevant sections of Appendix A.

80. Prototype Sponsor information. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

         a.   Name of Prototype Sponsor (or authorized representative):

              Alliance Benefit Group of Illinois

         b.   Address of Prototype Sponsor (or authorized representative):

              456 Fulton Street, Suite 345 Peoria, IL 61602

         c. Telephone number of Prototype Sponsor (or authorized representative):

              309-671-4200

Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under (S)401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                               Trustee Declaration
--------------------------------------------------------------------------------

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #01 and this Agreement.

81.       Name(s) of Trustee(s):         Signature(s) of Trustee(s):   Date:

          Charles Schwab Trust Company
                                         ---------------------------   -----

          ----------------------------   ---------------------------   -----

          ----------------------------   ---------------------------   -----

          ----------------------------   ---------------------------   -----

          ----------------------------   ---------------------------   -----

82.       Effective date of this Trustee Declaration: January 1, 2003

83.       The Trustee's investment powers are:

     [ ]   a.   Discretionary Trustee. The Trustee has discretion to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

     [X]   b.   Directed Trustee only. The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

     [X]   c.   Separate trust agreement. The Trustee's investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD.
                [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                           Co-Sponsor Adoption Page #1
--------------------------------------------------------------------------------

[X] Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

84.       Name of Co-Sponsor: Lafayette Insurance Company

85.       Employer Identification Number (EIN) of the Co-Sponsor: 72-0232830

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

86.       Name and title of authorized representative(s):   Signature(s):   Date:
          Carlyn K. Lewis, President                           /s/          3-10-03
          -----------------------------------------------   -------------   -------
          Leo F. Wegmenn Jr., Secretary                        /s/          3-10-03
          -----------------------------------------------   -------------   -------

          -----------------------------------------------   -------------   -------

87.       Effective date of this Co-Sponsor Adoption Page: January 1, 2003

          [ ]   a.   Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

          [X]   b.   Check here if this is an amendment or restatement of an
                     existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                     (1)  Designate the plan(s) being amended by this
                          restatement:
                                       -----------------------------------------

                     (2) Designate the original Effective Date of the Co-Sponsor's Plan (optional):
                                                        ------------------------

[X] 88. Allocation of contributions. If this #88 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #88 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 89.   Describe any special Effective Dates:
                                                --------------------------------

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                           Co-Sponsor Adoption Page #2
--------------------------------------------------------------------------------

[X] Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

90.       Name of Co-Sponsor: United Life Insurance

91.       Employer Identification Number (EIN) of the Co-Sponsor: 42-6061188

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

92.       Name and title of authorized representative(s):        Signature(s):   Date:
          John A. Rife, President                                    /s/         3/7/03
          ----------------------------------------------------   -------------   ------
          Samuel Hague, Executive Vice President and Treasurer       /s/         3/7/03
          ----------------------------------------------------   -------------   ------
          Jean Newlin Schnake, Secretary                             /s/         3/7/03
          ----------------------------------------------------   -------------   ------

93.       Effective date of this Co-Sponsor Adoption Page: January 1, 2003

          [ ]   a.   Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

          [X]   b.   Check here if this is an amendment or restatement of an
                     existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                     (1)  Designate the plan(s) being amended by this
                          restatement:
                                       -----------------------------------------

                     (2) Designate the original Effective Date of the Co-Sponsor's Plan (optional):
                                                        ------------------------

[X] 94. Allocation of contributions. If this #94 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #94 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 95.   Describe any special Effective Dates:
                                                --------------------------------

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(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                           Co-Sponsor Adoption Page #3
--------------------------------------------------------------------------------

[X] Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor. [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

96.       Name of Co-Sponsor: American Indemnity Company

97.       Employer Identification Number (EIN) of the Co-Sponsor: 74-0483530

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

98.       Name and title of authorized representative(s):   Signature(s):   Date:
          John A. Rife, President                               /s/           3-7-03
          -----------------------------------------------   -------------   ----------
          Richard B. Swain, Executive Vice President            /s/           3-10-03
          -----------------------------------------------   -------------   ----------
          Helen K. Lohec, Secretary                             /s/           3-10-03
          -----------------------------------------------   -------------   ----------

99.       Effective date of this Co-Sponsor Adoption Page: January 1, 2003

          [ ]   a.   Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

          [X]   b.   Check here if this is an amendment or restatement of an
                     existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                     (1) Designate the plan(s) being amended by this restatement:

                     (2) Designate the original Effective Date of the Co-Sponsor's Plan (optional):
                                                        ------------------------

[X] 100. Allocation of contributions. If this #100 is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [Note: The selection of this #100 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 101.  Describe any special Effective Dates:
                                                --------------------------------

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(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                      Appendix A - Special Effective Dates
--------------------------------------------------------------------------------

A-1  [ ]  Eligibility conditions. The eligibility conditions specified in
          Part 1 of this Agreement are effective:
                                                  ------------------------------

A-2  [ ]  Entry Date. The Entry Date provisions specified in Part 2 of this
          Agreement are effective:
                                   ---------------------------------------------

A-3  [ ]  Section 401(k) Deferrals. The provisions regarding Section 401(k)
          Deferrals selected under Part 4A of this Agreement are effective:

          ----------------------------------------------------------------------

A-4 [ ] Matching contribution formula. The Employer Matching Contribution formula(s) selected under Part 4B of this Agreement are effective:

          ----------------------------------------------------------------------

A-5  [ ]  Employer contribution formula. The Employer Nonelective
          Contribution formula(s) selected under Part 4C of this Agreement are effective:
                     -----------------------------------------------------------

A-6  [ ]  Allocation conditions for receiving an Employer Matching
          Contribution. The allocation conditions designated under Part 4B, #19 of this Agreement are effective:
                                           -------------------------------------

A-7  [ ]  Allocation conditions for receiving an Employer Nonelective
          Contribution. The allocation conditions designated under Part 4C, #24 of this Agreement are effective:
                                           -------------------------------------

A-8  [ ]  Safe Harbor 401(k) Plan provisions. The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement are effective:
                                                                    ------------

A-9  [ ]  Vesting rules. The vesting schedules selected under Part 6 of this
          Agreement are effective:
                                   ---------------------------------------------

A-10 [ ] Service crediting rules for eligibility. The service crediting rules for determining a Year of Service for eligibility purposes under
          Section 1.4 of the BPD and Part 7 of this Agreement are effective:

          ----------------------------------------------------------------------

A-11 [ ]  Service crediting rules for vesting. The service crediting rules for determining a Year of Service for vesting purposes under Section
          4.5 of the BPD and Part 7 of this Agreement are effective:
                                                                     -----------

A-12 [ ]  Forfeiture provisions. The forfeiture provisions selected under
          Part 8 of this Agreement are effective:
                                                  ------------------------------

A-13 [ ]  Distribution provisions. The distribution options selected under
          Part 9 of the Agreement are effective for distributions occurring after:
                 ---------------------------------------------------------------

A-14 [ ] In-service distribution provisions. The in-service distribution options selected under Part 10 of the Agreement are effective for distributions occurring after:
                                         ---------------------------------------

A-15 [X] Forms of distribution. The optional forms of distribution selected under Part 11 of this Agreement are eligible for distributions occurring after: April 1, 2003

A-16 [ ]  Special effective date provisions for merged plans. If any qualified retirement plans have been merged into this Plan, the provisions of Section 22.59 apply, except as otherwise provided under this A-16:
                     -----------------------------------------------------------

A-17 [ ]  Other special effective dates:
                                         ---------------------------------------

--------------------------------------------------------------------------------
(C) Copyright 2001 Alliance Benefit Group of Illinois

--------------------------------------------------------------------------------
                    Appendix B - GUST Operational Compliance
--------------------------------------------------------------------------------

[X] Check this selection and complete the remainder of this page if this Plan is being adopted to comply retroactively with the GUST Legislation. An Employer need only check those provisions that apply. If this Plan is not being adopted to comply with the GUST Legislation, this Appendix B need not be completed and may be removed from the Agreement.

[ ] B-1.  Highly Compensated Employee rules. (See Section 20.2 of the BPD.)

          [ ]   a.   Top-Paid Group Test. The election under Part 13, #68.a.
                     above to use (or to not use) the Top-Paid Group Test did
                     not apply for the following post-1996 Plan
                     Year(s):                                                  .
                              -------------------------------------------------

          [ ]   b.   Calendar Year Election. The election under Part 13, #68.b.
                     above to use (or to not use) the Calendar Year Election did not apply for the following post-1996 Plan
                     Year(s):                                                  .
                              -------------------------------------------------

          [ ]   c.   The Old-Law Calendar Year Election applied for the Plan
                     Year that began in 1997.

[X] B-2.  Required minimum distributions. (See Section 10.4 of the BPD.)

          [ ]   a.   Option to postpone minimum distributions. For calendar
                     year(s)        , the Plan permitted Participants (other
                             -------
                     than Five-Percent Owners) who were still employed with the Employer to postpone minimum distributions in accordance with the Required Beginning Date rules under Section
                     10.3(a)(1) of the BPD, even though the Plan had not been amended to contain such rules.

          [ ]   b.   Election to stop required minimum distributions.
                     Starting in calendar year        , a Participant (other
                                               -------
                     than a Five-Percent Owner) who had already started receiving in-service minimum distributions under the Old-Law Required Beginning Date rules may stop receiving such minimum distributions until the Participant's Required
                     Beginning Date under Section 10.3(a)(1) of the BPD. [If this b. is not checked, Participants who began receiving minimum distributions under the Old-Law Required Beginning
                     Date rules must continue to receive such minimum distributions.]

          [ ]   c.   Application of Joint and Survivor Annuity rules. If
                     Employees are permitted to stop their required minimum distributions under b. above and the Joint and Survivor
                     Annuity requirements apply to the Plan under Article 9 of the BPD, the Participant:

                     [ ] (1)   will   [ ] (2)   will not

                     be treated as having a new Distribution Commencement Date when distributions recommence. [Note: Do not check this c. if the Plan is not subject to the Joint and Survivor Annuity requirements. See Section 10.4(c) of the BPD for operating rules concerning the application of the Joint and Survivor Annuity rules under this subsection c.]

          [X]   d.   Application of Proposed Regulations for the 2001 Plan
                     Year. [This d. should be checked only if required minimum distributions made for calendar years beginning on or after January 1, 2001 will be made in accordance with the proposed regulations under Code (S)401(a)(9), which were issued in January 2001. If this d. is checked, required minimum distributions made for calendar years beginning on or after January 1, 2001 may be made in accordance with the proposed regulations, notwithstanding any provision in the Plan to the contrary. An election under this d. applies until the end of the last calendar year beginning before the effective date of final regulations under Code
                     (S)401(a)(9) or such other date specified in guidance published by the Internal Revenue Service. If this d. is not checked, required minimum distributions will continue to be made in accordance with the provisions of Code
                     (S)401(a)(9), without regard to the proposed regulations.]

                     [X]   (1)   Effective date. The election under d. to apply
                                 the proposed regulations under Code
                                 (S)401(a)(9) applies only for required minimum distributions that are made on or after January 1, 2002 . [In no event may the proposed regulations apply to a required minimum distribution that is made for a calendar year that begins before January 1, 2001.]

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(C) Copyright 2001 Alliance Benefit Group of Illinois

[ ] B-3.  Special effective dates.

          [ ]   a.   Involuntary distribution threshold of $5,000 is first
                     effective under this Plan for distributions made after
                                 (no earlier than the first day of the first
                     -----------
                     Plan Year beginning on or after August 5, 1997 and no later than the date the Plan is adopted). [If this a. is not checked, the $5,000 threshold applies to all distributions made on or after the first day of the first Plan Year beginning on or after August 5, 1997, except as provided in an earlier restatement or amendment of the Plan. See
                     Section 20.4 of the BPD.]

          [ ]   b.   Family aggregation is repealed for purposes of
                     determining the allocation of Employer Contributions for
                     Plan Years beginning             (no earlier than the first
                                          -----------
                     Plan Year beginning on or after January 1, 1997 and no later than the date the Plan is adopted). [If this b. is not checked, family aggregation is repealed as of the first
                     Plan Year beginning on or after January 1, 1997. See
                     Section 20.5 of the BPD.]

          [ ]   c.   Qualified transportation fringes. The inclusion of
                     qualified transportation fringes in the definition of Total
                     Compensation (and Included Compensation) is applicable for
                     years beginning on or after            (no earlier than
                                                 ----------

                     January 1, 1998 and no later than January 1, 2001). [If this c. is not checked, the inclusion of qualified transportation fringes is effective for years beginning on or after January 1, 2001. An earlier date should be entered under this c. only if the Plan was operated to include qualified transportation fringes in Total Compensation (and Included Compensation) during such period.]

[ ] B-4.  Code (S)415 limitation. Complete this B-4 if for any Limitation
          Year in which the Code (S)415(e) limitation was applicable under
          Section 7.5 of the BPD, the Code (S)415(e) limitations were applied in a manner other than that described in Section 7.5(b) of the BPD. Any alternative method described in this B-4 that is used to comply with the Code (S)415(e) limitation must be consistent with Plan operation.

--------------------------------------------------------------------------------

[X] B-5.  Special 401(k) Plan elections. (See Article 17 of the BPD)

          [X]   a.   ADP/ACP testing methods during GUST remedial amendment
                     period. Check this a. if, in any Plan Year beginning after December 31, 1996, but before the adoption of this Agreement, the ADP Test or ACP Test was performed using a different testing method than the one selected under Part
                     4F, #31.a. or Part 4F, #31.b. and specify the Plan Year(s) in which the other testing method was used:

                     [X]   (1)  ADP Test: 1998, 1999, 2000, 2001, 2002

                     [ ]   (2)  ACP Test:
                                          -------------

          [ ]   b.   Application of Safe Harbor 401(k) Plan provisions.
                     Check this b. if, prior to the adoption of this Agreement, the Plan was operated in accordance with the Safe Harbor
                     401(k) Plan provisions, and this Agreement is conforming the document to such operational compliance for the period prior to the adoption of this Agreement. [Note: This b.
                     should be checked only if this Agreement is executed within the remedial amendment period applicable to the GUST
                     Legislation. See Article 20 of the BPD.]

                     [ ]   (1)   GUST effective date. The Safe Harbor 401(k)
                                 Plan provisions under Part 4E are effective for
                                 the Plan Year beginning            (may not be
                                                         ----------
                                 earlier than the first Plan Year beginning on or after January 1, 1999).

                     [ ]   (2)   Modifications to Part 4E. Describe here, if
                                 applicable, any Safe Harbor 401(k) Plan
                                 provisions applied in operation that are not
                                 described or are inconsistent with the
                                 selections under Part 4E:
                                                           ---------

                     [Note: The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement will apply for all Plan Years beginning on or after January 1, 1999 or the GUST effective date designated under (1) above unless specifically modified under this (2).]

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(C) Copyright 2001 Alliance Benefit Group of Illinois

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